EXHIBIT 10-14

                         AMENDED MANAGEMENT CONSULTING
                               SERVICES AGREEMENT


                                     AMONG:

                                 PETROGEN CORP.

                                      AND:

                                 PETROGEN, INC.

                                      AND:

                              LEO WILLIAM KERRIGAN






                                 PETROGEN CORP.
                       3200 Southwest Freeway, Suite 3300
                         Houston, Texas, U.S.A., 77077




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         (the  Company,  Petrogen,  Inc. and the  Consultant  being  hereinafter singularly also referred to as a "PARTY" and collectively referred to as the "PARTIES" as the context so requires).


         WHEREAS:


A. The Company is a reporting company incorporated under the laws of the State of Nevada, U.S.A., and has its common shares listed for trading on the NASDAQ Over-The-Counter Bulletin Board;


B. Petrogen, Inc. is a non-reporting company incorporated, under the laws of the State of Colorado, U.S.A., and, in accordance with the terms and conditions of a certain "Share Exchange Agreement", dated for reference effective as at October 11, 2002 (the "SHARE EXCHANGE AGREEMENT"1), as entered, into among the Company, Petrogen, Inc. and all of the shareholders of Petrogen, Inc., the Company therein purchased all of the issued and outstanding shares of Petrogen, Inc. from the shareholders of Petrogen, Inc.;


C. Prior to the completion of the Share Exchange Agreement the Consultant was the President, Chief Executive Officer, Chairman and a Director of Petrogen, Inc. and, in accordance with the terms and conditions of a certain pre-existing consulting arrangement with Petrogen, Inc. (the "UNDERLYING ARRANGEMENT'"), Petrogen, Inc. therein retained the Consultant to provide certain services to Petrogen, Inc. as Petrogen, Inc.'s President and Chief Executive Officer;


D. In. conjunction with the recent completion by the Company of the Share Exchange Agreement the resulting Company is now involved in the principal business of Petrogen, Inc.; which is oil and gas development and production (collectively, the resulting "BUSINESS'"); and, as a consequence thereof, the Companies were thereby desirous of retaining the Consultant as both of the Companies' respective President and Chief Executive Officer, and the Consultant was thereby desirous of accepting such positions, in order to provide such related services to both Companies (collectively, the "GENERAL SERVICES'") as may be necessary and determined during the continuance of the Underlying Arrangement;


E. As a result, and in conjunction with the completion of the Share Exchange Agreement, the Parties hereto entered into a certain "Management Consulting Services Agreement", dated for reference effective as at February 12, 2003 (the date of closing under the Share Exchange Agreement; the "UNDERLYING AGREEMENT"), pursuant to which the Companies therein formally retained the Consultant to provide the General Services to the Companies in accordance with the terms and conditions therein contained;


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F. Since the introduction of the Parties hereto, together with the entering into of the Underlying Agreement, the Parties hereby acknowledge and agree that there have been various discussions, negotiations, understandings and agreements between them relating to the terms and conditions of the General Services and, correspondingly, that it is their intention by the terms and conditions of this "Amended Management Consulting Services Agreement"' (the "AGREEMENT") to hereby replace, in their entirety, the Underlying Agreement and all such prior discussions, negotiations, understandings and agreements with respect to the General Services; and


G. The Parties hereto have agreed to enter into this Agreement which replaces, in its entirety, the Underlying Agreement, together with all such prior discussions, negotiations, understandings and agreements, and, furthermore, which necessarily clarifies their respective duties and obligations with respect to the within General Services to be provided hereunder, all in accordance with the terms and conditions of this Agreement;


         NOW THEREFORE THIS AGREEMENT WITNESSETH that, in consideration of the mutual covenants and provisos herein contained, THE PARTIES HERETO AGREE AS FOLLOWS.


                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION


1.1 DEFINITIONS, For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following words and phrases shall have the following meanings:


         (a) "ADVANCES" has the meaning ascribed to it in section. "3.4" hereinbelow;


         (b) "ADDITIONAL OPTIONS" has the meaning ascribed to it in section "4.7r hereinbelow;


         (c) "AGREEMENT" means this Amended Management Consulting Services Agreement as from time to time supplemented or amended by one or more agreements entered into pursuant to the applicable provisions hereof, together with any Schedules attached hereto;


         (d) "ARBITRATION ACT" means the COMMERCIAL ARBITRATION ACT (British Columbia), R.S.B.C. 1996, as amended, as set forth in Article "8" hereinbelow;


         (e) "BENEFITS" has the meaning ascribed to it in section "4.8" hereinbelow;






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         (f)  "BOARD  OF  DIRECTORS"  means the  Board of  Directors  of each or either of the Company and Petrogen, Inc. as duly constituted from time to time;

         (g)  "BONUS"  has  the  meaning   ascribed  to  it  in  section   "4.3"
              hereinbelow;

         (h) "BUSINESS" has the meaning ascribed to it in recital "D." hereinabove.


         (i) "BUSINESS DAY" means any day during which Canadian. Chartered Banks are open for business in the City of Vancouver, Province of British Columbia;


         (j)  "CHANGE  IN  CONTROL'*   means,   in  relation  to  section  "4.6"
              hereinbelow, the occurrence of any of the following events:


              (i) the acquisition, whether direct or indirect, of voting shares of the Company in excess of 20% of the issued and outstanding voting shares of the Company by a person or group of persons acting in concert, other than through an Consultant share purchase plan or Consultant share ownership plan, and other than by persons who are, or who arc controlled by, the existing shareholders of the Company;


              (ii) any  change or  changes  in the  composition  of the Board of
                   Directors of the Company from the Effective Date such that less than a majority of the Board of Directors continues to consist of Directors who are continuing Directors (each a "CONTINUING DIRECTOR"). In this regard Continuing Director means an individual who is a member of the Board of Directors as of the Effective Date, or who becomes a member of the Board of Directors subsequent to the Effective Date with the approval of a majority of the Directors who were Continuing Directors as of the Effective Date;


              (iii)a merger  of the  voting  shares  of the  Company  where  the voting shares of the resulting merged company are owned or controlled by shareholders of whom more than 20% are not the same as the shareholders of the Company immediately prior to the merger; or


              (iv) a sale by the Company of  substantially  all of the assets of the Company to an entity that is not controlled by either the shareholders of the Company or by the Company;


         (k)  "COMPANIES" means the Company and Petrogen, Inc.;



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         (l)  "COMPANY"  means  Petrogen  Corp.  {having  changed  its name from
              "Hadro Resources, Inc." as a consequence of the due and complete closing of the Share Exchange Agreement), a company incorporated under the laws of the State of Nevada, U.S.A., or any successor
              company,   however   formed,   whether  as  a  result  of  merger,
              amalgamation or other action;


         (m) "COMPANY'S NON-RENEWAL NOTICE"' has the meaning ascribed to it in section ;'3.2" hereinbelow;


         (n)  "CONSULTANT" means Sacha H. Spindler;


         (o) "EFFECTIVE DATE'"' has the meaning ascribed to it on the front page of this Agreement;;


         (p) '"EFFECTIVE TERMINATION DATE"' has the meaning ascribed to it in each of sections "3.2", "3.3", "3.4" and "3.5" hereinbelow;

         (q) "EXPENSES" has the meaning ascribed to it in section "4.4" hereinbelow;

         (r)  "FEE"'  has  the  meaning   ascribed   to  it  in  section   "4.1"
              hereinbelow;

         (s) "GENERAL SERVICES" has the meaning ascribed to it in section "2.1" hereinbelow;

         (t) "INDEMNIFIED PARTY" has the meaning ascribed, to it in section "6.1" hereinbelow;

         (u) "OPTIONS" has the meaning ascribed to it in section "4.6" hereinbelow;

         (v) "OPTION PLAN" has the meaning ascribed to it in section "4.6" hereinbelow;

         (w) "OPTION SHARE" has the meaning ascribed to it in section "4.6" hereinbelow;

         (x) "PARTIES" or "PARTY" means, individually and collectively, the Company, Petrogen, Inc. and/or the Consultant hereto, as the context so requires, together with each of their respective successors and permitted assigns as the context so requires;


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         (y)  "PETROGEN,  INC." means  Petrogen,  Inc.,  a company  incorporated under the laws of the State of Colorado,  U.S.A., or any successor
              company,   however   formed,   whether  as  a  result  of  merger,
              amalgamation or other action;


         {z)  "REGULATORY   APPROVAL"  means  the  acceptance  for  filing,   if
              required, of the transactions contemplated by this Agreement by the Regulatory Authorities;


         (aa) "'REGULATORY AUTHORITIES'" and "REGULATORY AUTHORITY" means, either singularly or collectively as the context so requires, such regulatory agencies who have jurisdiction over the affairs of either of the Company, Petrogen, Inc. and/or the Consultant and including, without limitation, and where applicable, the British Columbia Securities Commission, the United States Securities and Exchange Commission, NASDAQ and all regulatory authorities from whom any such authorization, approval or other action is required to be obtained or to be made in connection with the transactions contemplated by this Agreement;

         (ab) "RULE"'  has  the  meaning   ascribed  to  it  in  section   "4.6"
              hereinbelow;

         (ac) "SECURITIES ACT" has the meaning ascribed to it in section "4.6" hereinbelow;

         (ad) "SEVERANCE PACKAGE"" has the meaning ascribed to it in section "3.2" hereinbelow;

         (ae) "SUBSIDIARY"1 means any company or companies of which more than 50% of the outstanding shares carrying votes at all times (provided that the ownership of such shares confers the right at all times to elect at least a majority of the directors of such company or companies) are for the time being owned by or held for that company and/or any other company in like relation to that company and includes any company in like relation to the subsidiary;

         (af) "UNDERLYING AGREEMENT" has the meaning ascribed to it in recital "E." here in above; and


         (ag) "VACATION" has the meaning ascribed to it in section "4.5" hereinbelow.


1.2 INTERPRETATION. For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:


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         (a)  the words "HEREIN",  "HEREOF and  "HEREUNDER"  and other words of similar import refer to this Agreement as a. whole and not to any particular Article, section or other subdivision of this Agreement;


         (b) any reference to an entity shall include and shall be deemed to be a reference to any entity that is a permitted successor to such entity; and


         (c) words in the singular include the plural and words in the masculine gender include the feminine and neuter genders, and VICE VERSA.


                                    ARTICLE 2
                     REPLACEMENT OF UNDERLYING AGREEMENT AND
                 GENERAL SERVICES AND DUTIES OF THE CONSULTANT

2.1 REPLACEMENT OF UNDERLYING AGREEMENT. This Agreement constitutes the entire agreement to date between the Parties hereto and replaces, in its entirety, the Original Agreement, together with every previous agreement, discussion, expectation., negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties with respect to the subject matter of the Underlying Agreement.


2.2 GENERAL SERVICES. During the continuance of this Agreement the Companies hereby agree to retain the Consultant as the Executive Vice president of Geology and Secretary of each of the Companies, and the Consultant hereby agrees to be subject to the direction and supervision of, and to have the authority as is delegated to the Consultant by, the Board of Directors of the Company (the "BOARD OF DIRECTORS") consistent with such positions, and the Consultant also agrees to accept such, positions in order to provide such, related services as the Board of Directors shall, from time to time, reasonably assign to the Consultant and as may be necessary for the ongoing maintenance and development of the Companies' various Business interests during the continuance of this Agreement (collectively, the ^GENERAL SERVICES"): it being expressly acknowledged and agreed by the Parties hereto that the Consultant shall commit and provide to the Companies the General Services on a reasonably full-time basis during the continuance of this Agreement for which the Company, as more particularly set forth hereinbelow, hereby agrees to pay and provide to the order and direction of the Consultant each of the proposed Fee (as hereinafter determined), Bonus (as hereinafter determined), Expense (as hereinafter determined) payment reimbursements, Options (as hereinafter determined), Additional Options (as hereinafter determined), Vacation (as hereinafter determined) pay, Benefits (as hereinafter determined) and Severance Package (as hereinafter determined) in accordance with Articles "3" and "4" hereinbelow.


2.3 ADDITIONAL DUTIES RESPECTING THE GENERAL SERVICES. Without in any manner limiting the generality of the General Services to be provided as set forth, in section "2.2" hereinabove, it is hereby also acknowledged and agreed that Consultant


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will,  during the  continuance of this Agreement,  devote  reasonably all of the
Consultant's consulting time to the General Services of the Consultant as may be determined and required by the Board of Directors for the performance of said General Services faithfully, diligently, to the best of the Consultant's abilities and in the best interests of the Companies and, furthermore, that the Consultant's consulting time will be prioritized at all times for the Companies in that regard.


2.4 ADHERENCE TO RULES AND POLICIES OF THE COMPANIES. The Consultant hereby acknowledges and agrees to abide by the reasonable rules, regulations, instructions, personnel practices and policies of the Companies and any changes therein which may be adopted from time to time by the same as such rules, regulations, instructions, personnel practices and policies may be reasonably applied to the Consultant as the Chairman and Chief Executive Officer of each of the Companies.


                                    ARTICLE 3
                    EFFECTIVENESS, TERMINATION AND SEVERANCE


3.1 EFFECTIVENESS OF THE AGREEMENT. This Agreement commences on the Effective Date as set forth hereinabove, however, is subject, at all times, to the Companies' prior receipt, if required, of Regulatory Approval from each of the Regulatory Authorities to the terms and conditions of and the transactions contemplated by this Agreement.


3.2 TERMINATION WITHOUT CAUSE BY THE COMPANY AND SEVERANCE PACKAGE. Notwithstanding any other provision of this Agreement, this Agreement may be terminated by the Company at any time after the Effective Date and during the continuance of this Agreement upon its delivery to the Consultant of prior written notice of its intention to do so (the '"COMPANY'S NOTICE OF TERMINATION") at least 60 calendar days prior to the effective date of any such termination (the "EFFECTIVE TERMINATION DATE"). In any such event the Consultant's ongoing obligation to provide the General Services will continue only until the Effective Termination Date and the Company's shall continue to pay to the Consultant all of the amounts otherwise payable to the Consultant under Article "4" hereinbelow until the Effective Termination Date (and including for greater certainty, however, without limiting any of the amounts payable under Article "4" hereinbelow, a pro rata portion of any Fees (as hereinafter determined), Bonuses (as hereinafter determined). Vacation (as hereinafter determined) pay and Benefits (as hereinafter determined)). In this regard, and in addition to all of the amounts otherwise due and payable to the Consultant under Article "4" hereinbelow, the Company shall also pay to the Consultant the following amounts in the following manner, however, subject at all times to the Consultant's ongoing compliance with the Consultant's obligations under Article "5" hereinbelow:


         (a) an additional severance cash payment equating to an aggregate of 12 months of the monthly Fee then payable by the Company to the Consultant on the Effective Termination Date; and payable within 10 business days of the Effective Termination Date;


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         (b)  any  Expense  payment  reimbursements  which would then be due and owing by the Company to the Consultant to the date of the Effective Termination Date; and, subject to the Consultant's prior compliance with the provisions of section "4.4" hereinbelow, payable within 10 business days of the Effective Termination Date;


         (c) any Vacation pay which would then be due and owing by the Company to the Consultant to the date of the Effective Termination Date; and payable within 10 business days of the Effective Termination Date;


         (d) subject to the provisions of sections ';4.6" and ;i4.7" hereinbelow, confirmation that all of the Consultant's then issued and outstanding and vested Options, Additional Options and Follow On Options in and to the Company as at the Effective Termination Date are exercisable for a period of five years from the Effective Termination Date; and


         (e) confirmation that all of the Consultant's then Benefits and Insurance coverage pursuant to Article "6.2" would be extended to the Consultant for a period ending two years from the Effective Termination Date;


with the aggregate of each such obligation of the Company to the Consultant under each of paragraphs "(a)", "(b)", "(c)", "(d)" and "(e)" hereinabove being herein collectively referred to as the "SEVERANCE PACKAGE'.


3.3 TERMINATION WITHOUT CAUSE BY THE CONSULTANT. Notwithstanding any other provision of this Agreement., this Agreement may be terminated by the Consultant at any time after the Effective Date and during the continuance of this Agreement upon the Consultant's delivery to the Company of prior written notice of its intention to do so at least 30 calendar days prior to the effective date of any such termination (herein also the "EFFECTIVE TERMINATION DATE"). In any such event the Company shall pay to the Consultant all of the amounts otherwise due or payable to the Consultant by the Company pursuant to the Severance Package and Article L14': hereinbelow until the Effective Termination Date.


3.4 TERMINATION FOR CAUSE BY ANY PARTY AND ADVANCE. Notwithstanding any other provision of this Agreement, this Agreement may be terminated by either Party hereto at any time upon written notice to the other Party of such Party's intention to do so at least 30 calendar days prior to the effective date of any such termination (herein also the "EFFECTIVE TERMINATION DATE"), and damages sought, if:

         (a) the other Party fails to cure a material breach of any provision of this Agreement within 30 calendar days from its receipt of written notice from


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              said Party (unless such material breach cannot be reasonably cured within said 30 calendar days and the other Party is actively pursuing to cure said material breach);


         (b) the other Party is willfully non-compliant in the performance of its respective duties under this Agreement within 30 calendar days from its receipt of written notice from said Party (unless such willful non-compliance cannot be reasonably corrected within said 30 calendar days and the other Party is actively pursuing to cure said willful non-compliance);


         (c) the other Party commits fraud or serious neglect or misconduct in the discharge of its respective duties hereunder or under the law; or


         (d) the other Party becomes adjudged bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy, and where any such involuntary petition is not dismissed within 30 calendar days.


         In this regard, and in the event that either of the Companies terminates this Agreement at any time for cause by providing 30 calendar days' prior written notice to the Consultant with respect to either of paragraphs "(a)" or "(b)" only hereinabove, the Company shall pay to the Consultant all of the amounts otherwise due or payable to the Consultant by the Company pursuant to Article "4" hereinbelow until the Effective Termination Date (collectively, the "ADVANCE"'); and which Advance may then be utilized by the Consultant to either cure or correct any material breach or willful non-compliance consequent thereon; failing which the Company may then offset or claim any such Advance as against any other amounts which may then be due and owing by the Company to the Consultant under the terms and conditions of this Agreement.


         In this regard, and in the event that the Consultant terminates this Agreement at any time for cause by providing 30 calendar days' prior written notice to the Company with respect to either of paragraphs "(a)" or "(b)" only hereinabove, the Company shall also pay to the Consultant all of the amounts otherwise due or payable to the Consultant by the Company pursuant to Article "4" hereinbelow until the Effective Termination Date as an Advance. In addition, and should it then be either agreed by the Company or determined by arbitration in accordance with Article 4;8" hereinbelow that the Consultant had, in fact, appropriately terminated this Agreement for cause, the Company shall then be obligated to provide and pay to the Consultant all of the amounts which comprise the Severance Package in the manner as set forth in section "3.2" hereinabove.


3.5 DISABILITY OR DEATH AND ADVANCE. Notwithstanding any other provision of this Agreement, this Agreement may be terminated at any time by any Party within 30 calendar days after the death or disability of the Consultant, as a without fault termination (the resulting effective date of any such termination being herein also the "EFFECTIVE


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TERMINATION  DATE").  For the purposes of this  Agreement the term  "'DISABILITY shall mean the Consultant shall have been unable to provide the General Services contemplated under this Agreement for a period of 180 calendar days, whether or not consecutive, during any 360 calendar day period, due to a physical or mental disability. A determination of disability shall be made by a physician satisfactory to both the Consultant and the Company; provided that if the Consultant and the Company do not agree on a physician, the Consultant and the Company shall each select a physician and these two together shall select a third physician whose determination as to disability shall be binding on all Parties. In the event that the Consultant's employment is terminated by death or because of disability pursuant to this Agreement, the Company shall pay to the estate of the Consultant or to the Consultant, as the case may be, ail amounts
to  which  the  Consultant   would  otherwise  be  entitled  under  Article  "4"
hereinbelow until the Effective Termination Date.


3.6 EFFECT OF TERMINATION. Terms of this Agreement relating to accounting, payments, confidentiality non-compete, accountability for damages or claims, and all other matters reasonably extending beyond the terms of this Agreement and to the benefit of the Parties hereto or for the protection of the Business of the Companies shall survive the termination of this Agreement, and any matter of interpretation thereto shall be given a wide latitude in this regard. In addition, and without limiting the foregoing, each of sections "3.2", "3.3", "3.4", "3.5" and "3.6" hereinabove shall survive the termination of this Agreement.


                                    ARTICLE 4
                GENERAL SERVICES COMPENSATION OF THE CONSULTANT


4.1 FEE. Subject at all times to sections "4,2", "4.3" and "4.4" hereinbelow, it is hereby acknowledged and agreed that the Consultant shall render the General Services as defined hereinabove during the continuance of this Agreement and shall thus be compensated on a monthly basis by the Company from the Effective Date of this Agreement to the termination of the same by way of the payment by the Company to the Consultant, or to the further order or direction of the Consultant as the Consultant may determine, in the Consultant's sole and absolute discretion, and advise the Company of prior to such payment, of the gross monthly fee of U.S. $10,000.00 (the "FEE1'). \X\ this regard it is hereby acknowledged and agreed that the within Fee represents the gross Fee which is presently due and owing by the Company to the Consultant under the terms and conditions of this Agreement. All such Fees will be due and payable by the Company to the Consultant, or to the further order or direction of the Consultant as the Consultant may determine, in the Consultant's sole and absolute discretion, and advise the Company of prior to any such. Fee payment, on the final business day of the month of then monthly period of service during the continuance of this Agreement; provided, however, that it is hereby acknowledged and agreed that only U.S. $7,000.00 of the Fee will actually be paid by the Company to the order or direction of the Consultant" on a monthly basis from the Effective Date hereof, with the balance of each monthly Fee being accrued, without interest, until such time as the Company is in a position to be able to afford to pay the Consultant either the balance of all Fees accrued or the entire monthly Fee from future financing(s) and/or positive monthly cash flow.


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                                 Petrogen Corp

4.2 INCREASE IN THE FEE. It is hereby acknowledged that the proposed initial Fee payments under this Agreement: were negotiated as between the Parties hereto in the context of the stage of development of the Companies existing as at the effective date of the Underlying Agreement. Correspondingly, it is hereby acknowledged and agreed that the Fee shall be reviewed and renegotiated at the request of either Party on a reasonably consistent basis during the continuance of this Agreement and, in the event that the Parties cannot agree, then the Fee shall be increased on. an annual basis by the greater of (i) 15% and (ii) the percentage which is the average percentage of all increases to management salaries and fees within the Companies during the previous 12-month period. Any dispute respecting either the effectiveness or magnitude of the final Fee hereunder shall be determined by arbitration, in accordance with Article "8" hereinbelow.


4.3 BONUS, It is hereby also acknowledged that the Board of Directors shall, in good faith, consider the payment of reasonable industry standard annual bonuses (each being a "BONUS'") based upon the performance of the Companies and upon the achievement by the Consultant and/or the Companies of reasonable management objectives to be reasonably established by the Board of Directors (after reviewing proposals with respect thereto defined by the Consultant in the Consultant's capacity as the Chairman and Chief Executive Officer of each of the Companies, and delivered to the Board of Directors by the Consultant at least 30 calendar days before the beginning of the relevant year of the Company (or within 90 calendar days following the commencement of the Company's first calendar year commencing on the Effective Date)). These management objectives shall consist of both financial, and subjective goals and shall be specified in writing by the Board of Directors, and a copy shall be given to the Consultant prior to the commencement of the applicable year. The payment of any such Bonus shall be payable no later than within 120 calendar days of the ensuing year after any calendar year commencing on the Effective Date. Any dispute respecting either the effectiveness or the magnitude of any Bonus hereunder shall be determined, by arbitration in accordance with Article "8" hereinbelow.


4.4 REIMBURSEMENT OF EXPENSES. It is hereby acknowledged and agreed that the Consultant shall also be reimbursed for all direct, reasonable expenses actually and properly incurred by the Consultant for the benefit of the Companies (collectively, the "EXPENSES"1'); and which Expenses, it is hereby acknowledged and agreed, shall be payable by the Company to the order, direction and account of the Consultant as the Consultant may designate in writing, from time to time, in the Consultant's sole and absolute discretion, as soon as conveniently possible after the prior delivery by the Consultant to the Company of written substantiation on account of each such reimbursable Expense.


4.5 PAID VACATION. It is hereby also acknowledged and agreed that, during the continuance of this Agreement, the Consultant shall be entitled to four weeks paid vacation (collectively, the "VACATION") during each and every year during the continuance of this Agreement. In this regard it is further understood hereby that the Consultant's entitlement to any such paid Vacation during any year (including the initial year) during the continuance of this Agreement will be subject, at all times, to the Consultant's entitlement to only a pro rata portion of any such paid Vacation time during any year


                Amended Management Consulting Services Agreement
                                 Petrogen Corp

(including the initial year) and to the effective date upon which this Agreement is terminated prior to the end of any such year for any reason whatsoever.


4.6 OPTIONS. Subject to the following, it is hereby further acknowledged and agreed that, during the continuance of this Agreement, the Consultant will be granted, when available and subject to each of the rules and policies of the Regulatory Authorities and applicable securities legislation, the terms and conditions of the Company's existing stock option plan (the "OPTION PLAN"') and the final determination of the Board of Directors, acting reasonably, an incentive stock option or stock options in and to the Company (each being an "OPTION") for the collective purchase of no less than an aggregate of up to 300,000 common shares of the Company (each an "OPTION SHARE'): which incentive Option or Option(s) will be exercisable for a period of at least ten years from, the date of granting at such minimum exercise price or prices as may be determined at such date or dates of granting, or from time to time, in accordance with the rules and policies of the Regulatory Authorities.

         In this regard, and subject also to the following, it is hereby acknowledged and agreed that the exercise of any such Option(s) shall be subject, at all times, to such vesting and resale provisions as may then be contained in the Company's Option Plan and as may be finally determined by the Board of Directors, acting reasonably. Notwithstanding the foregoing, however, it is hereby also acknowledged and agreed that:

         (a) in the event that this Agreement is terminated in accordance with either of sections "3.2", "3.3", "3.4" or "3.5" hereinabove, such portion of the within, and remaining Option(s) which shall have then vested in the foregoing manner and on the determined Effective Termination Date shall, notwithstanding the remaining exercise period of the Option(s), then be exercisable by the Consultant for a period of five years following such Effective Termination Date; and

         (b) in the event of a Change in Control of the Company, the within Option(s) shall vest immediately and in priority to any other vesting provision contained in this Agreement and in any agreement evidencing the within Option(s) subject, at all times, to the terms and conditions of the Company's then Option Plan.

         In this regard, and in accordance with the terms and conditions of the final form of Option agreement, the Consultant hereby also acknowledges and agrees that:

         (a) NO OBLIGATION TO REGISTER ANY OPTION SHARES: the Consultant understands that the Company is under no obligation to register any Option Shares under the United States SECURITIES ACT OF 1933, as amended (the "SECURITIES ACT"), and that, in the absence of any such registration, the Option Shares may not be sold unless they are sold pursuant to an exemption from registration under the Securities Act. Furthermore, the


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                                 Petrogen Corp

              Consultant fully understands that the Option Shares may not be registered under the Securities Act and that they will be issued in reliance upon an exemption which is available only if the Consultant acquires such Option Shares for investment and not with a view to distribution. The Consultant is familiar with the phrase "acquired for investment and not with a view to distribution" as it relates to the Securities Act and the special meaning given to such term in various releases of the United States Securities and Exchange Commission; and


         (b) DISPOSITION OF OPTION SHARES: the Company is under no obligation to comply, or to assist the Consultant in complying with, any exemption from such registration requirement, including supplying the Consultant with any information necessary to permit routine sales of the Option Shares under Rule !44 of the United States Securities and Exchange Commission (the "RULE'"). The Consultant also understands that, with respect to the Rule, routine sales of securities made in reliance upon such Rule only can be made in limited amounts in accordance with the terms and condition of the Rule, and that in cases in which the Rule is inapplicable, compliance with either Regulation A or another disclosure exemption under the Securities Act will be required. Thus, the Option Shares will have to be held indefinitely in the absence of registration under the Securities Act or an exemption from registration, the Consultant also acknowledges and understands that:

              (i) the Option Shares are restricted securities within the meaning of Rule 144;

              (ii) the exemption  from  registration  under Rule 144 will not be available in any event for at least one year from the date of purchase and payment of the Option Shares by the Consultant, and even then will not be available unless (A) a public trading market then exists for the common stock of the Company, (B) adequate information concerning the Company is then available to the public and (C) other terms and conditions of Rule 144 are complied with: and

              (iii)any sale of the Option  Shares may be made by the  Consultant only in limited amounts in accordance with such terms and conditions.

              The Consultant further acknowledges and understands that, without in anyway limiting the acknowledgements and understandings as set forth hereinabove, the Consultant agrees that the Consultant shall in no event make any disposition of all or any portion of the Option Shares which the Consultant may acquire hereunder unless and until:


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                                 Petrogen Corp

              (iv) there is then in effect a '"REGISTRATION STATEMENT" under the
                   Securities Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

              (v) (A) the Consultant shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition. (B) the Consultant shall have furnished the Company with an opinion of the Consultant's own counsel to the effect that such disposition will not require registration of any such Option Shares under the Securities Act and (C) such opinion of the Consultant's counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Consultant of such concurrence.

4.7 ADDITIONAL OPTIONS. Subject to each of the terms and conditions as set forth in. section "4.6" hereinabove and in the final form of Option agreement determining the same, it is hereby also acknowledged and agreed that, subsequent to the initial year from the Effective Date and during each year during the ongoing continuance of this Agreement, the Consultant shall also be compensated by the Company from the commencement of each such year of this Agreement to the termination of the same by way of the granting by the Company to the Consultant, again subject to each of the rules and policies of the Regulatory Authorities and applicable securities legislation, the terms and conditions of the Company's existing Option Plan and the final determination of the Board of Directors, acting reasonably, a further incentive stock, option or stock options in and to the Company (each being an "ADDITIONAL OPTION') for the collective purchase of not less than a further aggregate of up to 300,000 Option Shares of the Company for each such year of this Agreement; and which further incentive Additional Option or Additional Option(s) will be exercisable for a period of at least ten years from the date of granting at an exercise price per Option Share underlying any such Additional Option determined at up to 40% below the then ten-day trading average of the Company's shares on any recognized exchange in. North America immediately prior to the date of granting; and which Option or Option(s), subject to the final form of Option agreement, shall, unless otherwise determined by the Board of Directors, acting reasonably, vest not less than on an equivalent basis quarterly during the first year of the exercise period of any such Additional Option and based upon the prior attainment by the Companies of certain development milestones which shall be agreed to by the Consultant and the Company in advance of the granting of any such Additional Option. Any dispute respecting either the granting or the terms of any Additional Options hereunder shall be determined by arbitration in accordance with Article "8" hereinbelow.

4.8 FOLLOW-ON OPTIONS. IT is hereby further acknowledged and agreed that, during the continuance of this Agreement, and in addition to the Option, and the Additional Options hereunder, the Consultant will also be granted, from time to time and when applicable, further incentive stock Options in and to the Company (each such Option being herein a "FOLLOW-ON OPTION'1) equal to 20% of any incentive stock options which are heretofore granted by the Company after the Effective Date hereof to any individuals comprising the following executive positions in and to the Company (collectively, the "EXECUTIVE'"): (that being to either of the Chairman (currently the



                Amended Management Consulting Services Agreement
                                 Petrogen Corp

Consultant), the Chief Executive Officer (currently the Consultant), the President (currently Mr. Neville Henry), any Executive Vice-President (currently Messrs. William Kerrigan and Timothy Russell); and on the same terms and conditions PRO LANTA. Any dispute respecting either the effectiveness or magnitude of any such Follow-on Option to be granted hereunder shall be determined by arbitration in accordance with Article "8" hereinbelow.

4.9 BENEFITS. It is hereby acknowledged and agreed that, during the continuance of this Agreement, the Consultant shall be entitled to participate fully in each, of the Companies' respective medical services plans and management and employee benefits program(s) (collectively, the "BENEFITS").


                                    ARTICLE 5
                    ADDITIONAL OBLIGATIONS OF THE CONSULTANT

5.1 REPORTING. At such time or times as may be required by the Board of Directors of the Company, acting reasonably, the Consultant will provide the Board of Directors with such information concerning the results of the Consultant's General Services and activities hereunder for the previous month as the Board of Directors may reasonably require.

5.2 NO CONFLICT, NO COMPETITION AND NON-CIRCUMVENTION. During the continuance of this Agreement, and other than the Consultant's existing relationship with
Petrogen international, Ltd., a non-reporting company affiliated, with Petrogen., Inc., the Consultant shall not engage in any business or activity which reasonably may detract from or conflict with the Consultant's respective duties and obligations to the Companies as set forth in this Agreement without the prior written consent of the Board of Directors of the Company. In addition, during the continuance of this Agreement and for a period of at least six months following the termination, of this Agreement for any reason whatsoever the Consultant shall not engage in any business or activity whatsoever which reasonably may be determined by the Board of Director, in its sole and absolute discretion, to compete with any portion of the Business interests as contemplated hereby without the prior written consent of the Board of Directors. Furthermore, the Consultant hereby acknowledges and agrees, for a period of at least six months following the termination of this Agreement for any reason whatsoever, not to initiate any contact or communication directly with either of the Companies or any of their respective subsidiaries, as the case may be, together with each of their respective directors, officers, representatives, agents or employees, without the prior written consent of the Board of Directors and, notwithstanding the generality of the foregoing, further acknowledges and agrees, even with the prior written consent of the Board of Directors to such contact or communication, to limit such contact or communication, to discussions outside the scope of any confidential information (as hereinafter determined). For the purposes of the foregoing the Consultant hereby recognizes and agrees that a breach by the Consultant of any of the covenants herein contained would result in irreparable harm and significant damage to the Companies that would not be adequately compensated for by monetary award. Accordingly, the Consultant agrees that, in the event of any such breach, in addition to being entitled as a matter of right to apply to a Court of competent equitable


                Amended Management Consulting Services Agreement
                                 Petrogen Corp
jurisdiction for relief by way of restraining order, injunction, decree or otherwise as may be appropriate to ensure compliance with the provisions hereof, the Consultant will also be liable to the Companies, as liquidated damages, for an amount equal to the amount received and earned by the Consultant as a result of and with respect to any such breach. The Parties hereby acknowledge and agree that if any of the aforesaid restrictions, activities, obligations or periods are considered by a Court of competent jurisdiction as being unreasonable, the Parties agree that said Court shall have authority to limit such restrictions, activities or periods as the Court deems proper in the circumstances. In addition, the Parties further acknowledge and agree that all restrictions or obligations in this Agreement are necessary and fundamental to the protection of the Business interests and are reasonable and valid, and all defenses to the strict enforcement thereof by the Consultant are hereby waived.

5.3 CONFIDENTIALITY, The Consultant will not, except as authorized or required by the Consultant's duties hereunder, reveal or divulge to any person or companies any information concerning the organization, business, finances, transactions or other affairs of the Companies or of any of the Companies' respective subsidiaries which may come to the Consultant's knowledge during the continuance of this Agreement, and the Consultant will keep in complete secrecy all confidential information entrusted to the Consultant and will not use or attempt to use any such information in any manner which may injure or cause loss either directly or indirectly to the Companies' respective Business interests. This restriction will continue to apply after the termination of this Agreement without limit in point of time but will cease to apply to information, or knowledge which may come into the public domain.

5.4  COMPLIANCE  WITH  APPLICABLE  LAWS.  The  Consultant  will  comply with all
Canadian, U.S. and foreign laws, whether federal, provincial or state, applicable to the Consultant's duties hereunder and, in addition, hereby represents and warrants that any information which the Consultant may provide to any person, or company hereunder will, to the best of the Consultant's knowledge, information and belief, be accurate and complete in all material respects and not misleading, and will not omit to state any fact or information which would be material to such person, or company.


5.5 OPINIONS, REPORTS AND ADVICE OF THE CONSULTANT. 1 he Consultant acknowledges and agrees that all written and oral opinions, reports, advice and materials provided by the Consultant to the Companies in connection with the Consultant's engagement hereunder are intended solely for the Companies' benefit and for the Companies' uses only, and that any such written and oral opinions, reports, advice and information are the exclusive property of the Companies. In this regard the Consultant covenants and agrees that the Companies may utilize any such opinion, report, advice and materials for any other purpose whatsoever and, furthermore, may reproduce, disseminate, quote from and refer to, in whole or in part, at any time and in any manner, any such opinion, report, advice and materials in the Companies' sole and absolute discretion. The Consultant further covenants and agrees that no public references to the Consultant or disclosure of the Consultant's role in respect of the Companies may be made by the Consultant without the prior written consent of the Board of Directors of the Company in each specific instance and, furthermore, that any such written opinions, reports, advice or materials shall, unless otherwise required by the Board of Directors, be


                Amended Management Consulting Services Agreement
                                 Petrogen Corp
provided by the Consultant to the Companies in a form and with such substance as would be acceptable for filing with and approval by any Regulatory Authority having jurisdiction over the affairs of the Company from time to time.


5.6 CONSULTANT'S BUSINESS CONDUCT. The Consultant warrants that the Consultant shall conduct the business and other activities in a manner which is lawful and reputable and which brings good repute to the Companies, the Business interests and the Consultant. In particular, and in this regard, the Consultant specifically warrants to provide the General Services in a sound and professional manner such that the same meets superior standards of performance quality within the standards of the industry or as set by the specifications of the Companies. In the event that either of the Companies has a reasonable concern that the business as conducted by the Consultant is being conducted in a way contrary to law or is reasonably likely to bring disrepute to the Business interests or to the Companies' or the Consultant's reputation, the Companies may require that the Consultant make such alterations in the Consultant's business conduct or structure, whether of management or Board representation or
Consultant or sub-licensee representation, as the Board of Directors may reasonably require, in its sole and absolute discretion, failing which the Company, in its sole and absolute discretion, may terminate this Agreement upon 30 calendar days' prior written notice to the Consultant. In the event of any debate or dispute as to the reasonableness of the Board of Directors of the Company's request or requirements, the judgment of the Board of Directors shall be deemed correct until such time as the matter has been determined by arbitration in accordance with Article "8" hereinbelow.


                                    ARTICLE 6
                INDEMNIFICATION, INSURANCE AND LEGAL PROCEEDINGS


6.1 INDEMNIFICATION. The Companies hereby agree to indemnify and save harmless the Consultant from and against any and all. losses, claims, actions, suits, proceedings, damages, liabilities or expenses of whatever nature or kind and to the extent allowed by law and including, without limitation, any investigation expenses incurred by the Consultant, to which the Consultant may become subject by reason only of the performance by the Consultant of the General Services under this Agreement; provided, however, that this indemnity shall only apply if the General Services are performed faithfully, diligently, to the best of the Consultant's abilities and in the best interests of the Companies. This indemnity will not apply in respect of the Consultant in. the event and to the extent that a Court of competent jurisdiction in a final judgment shall determine that the Consultant was grossly negligent or guilty of willful misconduct.


         In case any action is brought against the Consultant in respect OF which indemnity may be sought against either of the Parties hereto, the Consultant will give the Company prompt written notice of any such action of which the Consultant has knowledge and the Company will undertake the investigation and defense thereof on behalf of the Consultant, including the prompt employment of counsel and the payment of all expenses. Failure by the Consultant to so notify shall not relieve the Companies of the Companies' obligation of indemnification hereunder unless (and only to the extent


                Amended Management Consulting Services Agreement
                                 Petrogen Corp

that) such failure results in a forfeiture by the Companies of substantive rights or defenses. No admission of liability and no settlement of any action shall be made without the consent of each of the Parties hereto, such consent not to be unreasonable withheld. Notwithstanding that the Company will undertake the investigation and defense of any action, the Consultant will have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of the Consultant unless such counsel has been authorized by the Company, the Company has not assumed the defense of the action within a reasonable period of time after receiving notice of the action, the named parties to any such action include that the Consultant shall have been advised by counsel that there may be a conflict of interest between any Party hereto or there are one or more legal defenses available to the Consultant which are different from or in addition to those available to the Companies.

         If for any reason other than the gross negligence or bad faith of the Consultant being the primary cause of the loss claim, damage, liability, cost or expense, the foregoing indemnification is unavailable to the Consultant or insufficient to hold the Consultant harmless, the Companies shall contribute to the amount paid or payable by the Consultant as a result of any and all such losses, claim, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Companies on the one hand and the Consultant on the other, but also the relative fault of the Companies and the Consultant and other equitable considerations which may be relevant. Notwithstanding the foregoing, the Companies shall in any event contribute to the amount paid or payable by the Consultant as a result of the loss, claim, damage, liability, cost or expense (other than a loss, claim, damage, liability, cost or expenses, the primary cause of which is the gross negligence or bad faith of the Consultant), any excess of such amount over the amount of the fees actually received by the Consultant hereunder.

6.2 INSURANCE. During the continuance of this Agreement it is hereby acknowledged and agreed that the Company will use its best efforts to seek and obtain directors' and officers' liability insurance (collectively, the "INSURANCE") for its Board of Directors and Senior Officers which in no case shall be less than the insurance which a reasonable and prudent businessman carrying on a similar line of business would acquire from time to time. In connection with the foregoing it is hereby further acknowledged and agreed that any such Insurance shall be placed with a reputable and financially secure insurance carrier and shall include the Company as an additional insured and shall provide primary coverage with respect to the activities contemplated by this Agreement. Furthermore, it is also intended that any such Insurance policy(ies) shall include severability of interest and cross-liability provisions and shall provide that the policy(ies) shall not be canceled or materially altered except upon at least 30 calendar days' prior written notice to each of the relevant parties thereto.

6.3 NO INDEMNIFICATION. This indemnity will not apply in respect of an Indemnified. Party in the event and to the extent that a Court of competent jurisdiction in a final judgment shall determine that the Indemnified Party was grossly negligent or guilty of willful misconduct.


6.4 CLAIM OF INDEMNIFICATION. The Parties hereto agree to waive any right they might have of first requiring the Indemnified Party to proceed against or enforce any


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                                      -20-



other right, power, remedy, security or claim payment from any other person before claiming this indemnity,

6.5 NOTICE OF CLAIM. In case any action is brought against an Indemnified Party in respect of which indemnity may be sought against either of the Parties hereto, the Indemnified Party will give both Parties hereto prompt written notice of any such action of which the Indemnified Party has knowledge and the relevant Party will undertake the investigation and defense thereof on behalf of the Indemnified Party, including the prompt employment of counsel acceptable to the Indemnified Party affected and the relevant Party and the payment of all expenses. Failure by the Indemnified Party to so notify shall not relieve the relevant Party of such relevant Party's obligation of indemnification hereunder unless (and only to the extent that) such failure results in a forfeiture by the relevant Party of substantive rights or defenses.

6.6 SETTLEMENT. No admission OF liability and no settlement of any action shall be made without the consent of each of the Parties hereto and the consent of the Indemnified Party affected, such consent not to be unreasonable withheld.


6.7 LEGAL PROCEEDINGS. Notwithstanding that the relevant Party will undertake the investigation and defense of any action, an Indemnified Party will have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless:


         (a)  such counsel has been authorized by the relevant Party;


         (b) the relevant Party has not assumed the defense of the action within a reasonable period of time after receiving notice of the action:


         (c) the named parties to any such action include that any Party hereto and the Indemnified Party shall have been advised by counsel that there may be a conflict of interest between any Party hereto and the Indemnified Party; or


         (d) there are one or more legal defenses available to the Indemnified Party which are different from or in addition to those available to any Party hereto.


6.8 CONTRIBUTION. If for any reason other than the gross negligence or bad faith of the Indemnified Party being the primary cause of the loss claim, damage, liability, cost or expense, the foregoing indemnification is unavailable to the Indemnified Party or insufficient to hold them harmless, the relevant Party shall contribute to the amount paid or payable by the Indemnified Party as a result of any and all such losses, claim, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits


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                                      -21 -


received by the relevant Party on the one hand and the Indemnified Party on the other, but also the relative fault of relevant Party and the Indemnified Party and other equitable considerations which may be relevant. Notwithstanding the foregoing, the relevant Party shall in any event contribute to the amount paid or payable by the Indemnified Party, as a result of the loss, claim, damage, liability, cost or expense (other than a loss, claim, damage, liability, cost or expenses, the primary cause of which is the gross negligence or bad faith of the Indemnified Party), any excess of such amount over the amount of the fees actually received by the Indemnified Party hereunder.


                                    ARTICLE 7
                                  FORCE MAJEURE


7.1 EVENTS. If either Party hereto is at any time either during this Agreement or thereafter prevented or delayed in complying with any provisions of this Agreement by reason of strikes, walk-outs, labor shortages, power shortages, fires, wars, acts of God, earthquakes, storms, floods, explosions, accidents, protests or demonstrations by environmental lobbyists or native rights groups, delays in transportation, breakdown of machinery, inability to obtain necessary materials in the open market, unavailability of equipment, governmental regulations restricting normal operations, shipping delays or any other reason or reasons beyond the control of that Party, then the time limited for the performance by that Party of its respective obligations hereunder shall, be extended, by a period of time equal in length to the period, of each, such prevention or delay.


7.2 NOTICE. A Party shall within three calendar days give notice to the other Party of each event OF FORCE MAJEURE under section "7.1" hereinabove, and upon cessation of such event shall furnish the other Party with notice of that event together with particulars of the number of days by which the obligations of that Party hereunder have been extended by virtue of such event of FORCE MAJEURE and all preceding events OF FORCE MAJEURE.


                                    ARTICLE 8
                                   ARBITRATION


8.1 MATTERS FOR ARBITRATION. Except for matters of indemnity or in the case of urgency to prevent material harm to a substantive right or asset, the Parties agree that all questions or matters in dispute with respect to this Agreement shall be submitted TO arbitration pursuant to the terms hereof. This provision shall not prejudice a Party from seeking a Court order or assistance to garnish or secure sums or to seek summary remedy for such matters as counsel may consider amenable to summary proceedings.


8.2 NOTICE. IT shall be a condition precedent to the right of any Party to submit any matter to arbitration pursuant to the provisions hereof that any Party intending to refer any matter to arbitration shall have given not less than five business days' prior written notice of its intention to do so to the other Parties together with particulars of the matter in dispute. On the expiration of such five business days the Party who gave such


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                                 Petrogen Corp
notice may proceed to refer the dispute to arbitration as provided for in section "8.3" here in be low.


8.3 APPOINTMENTS. The Party desiring arbitration shall appoint one arbitrator, and shall notify the other Parties of such appointment, and the other Parties shall, within five business days after receiving such notice, appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within five business days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator, to act with them and be chairperson of the arbitration herein provided for. If the other Parties shall fail to appoint an arbitrator within five business days after receiving notice of the appointment of the first arbitrator, and if the two arbitrators appointed by the Parties shall be unable to agree on the appointment of the chairperson, the chairperson shall be appointed in accordance with the Arbitration Act. Except as specifically otherwise provided in this section, the arbitration herein provided for shall be conducted in accordance with such Arbitration Act. The chairperson, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place for the purpose of hearing the evidence and representations of the Parties, and the chairperson shall preside over the arbitration and determine all questions of procedure not provided for by the Arbitration Act or this section. After bearing any evidence and representations that the Parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the Parties. The expense of the arbitration shall be paid as specified in the award.


8.4 AWARD. The Parties agree that the award of a majority of the arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.


                                    ARTICLE 9
                               GENERAL PROVISIONS


9.1 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement to date between the Parties hereto and supersedes every previous agreement, expectation, negotiation, representation or understanding, whether oral, or written, express or implied, statutory or otherwise, between the Parties with respect to the subject matter of this Agreement and including, without limitation, the terms and conditions of the Underlying Agreement.


9.2 NO ASSIGNMENT. This Agreement may not be assigned by any Party hereto except with the prior written consent of the other Parties.


9.3 NOTICE. Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by prepaid registered mail deposited in a recognized post office and addressed to the Party entitled to receive the same, or delivered to such Party, at the address for such Party


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                                      -23-


specified on the front page of this Agreement. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the third business day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in. which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee. Any Party may at any time and from time to time notify the other Parties in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

9.4 TIME OF THE ESSENCE. Time will be of the essence of this Agreement.

9.5 ENUREMENT. This Agreement will enure to the benefit of and will be binding upon the Parties hereto and their respective heirs, executors, administrators and assigns.

9.6 CURRENCY. Unless otherwise stipulated, all payments required to be made pursuant to the provisions of this Agreement and all. money amount references contained herein are in lawful currency of the United States.

9.7 FURTHER ASSURANCES. The Parties will from time to time after the execution of this Agreement make, do, execute or cause or permit to be made, done or executed, all such further and other acts, deeds, things, devices and assurances in law whatsoever as may be required to carry out the true intention and to give full force and effect to this Agreement.


9.8 REPRESENTATION AND COSTS. IT is hereby acknowledged by each of the Parties hereto that Devlin Jensen, Barristers and Solicitors, and the law office of Reed & Reed, PC, act solely for the Companies, and, correspondingly, that the Consultant has been required by each of Devlin Jensen, the law office of Reed & Reed, PC and the Companies to obtain independent legal advice with respect to its review and execution of this Agreement. In addition, it is hereby further acknowledged and agreed, by the Parties hereto that Devlin Jensen, Barristers and Solicitors, and certain or all of its principal owners or associates, from time to time, may have both an economic or shareholding interest in and to Companies and/or a fiduciary duty to the same arising from either a directorship, officer-ship or similar relationship arising out of the request of the Companies for certain of such persons to act in a similar capacity while acting for the Companies as counsel. Correspondingly, and even where, as a result of this Agreement, the consent of each Party hereto to the role and capacity of Devlin Jensen, Barristers and Solicitors, and its principal owners and associates, as the case may be, is deemed to have been received, where any conflict or perceived conflict may arise, or be seen to arise, as a result of any such capacity or representation, each Party hereto acknowledges and agrees to, once more, obtain independent legal advice in respect of any such conflict or perceived conflict and, consequent thereon, Devlin Jensen, Barristers and Solicitors, together with any such principal owners or associates, as the case may be, shall be at liberty at any time to resign any such position if it or any Party hereto is in any way




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                                      -24-


affected or uncomfortable with any such, capacity or representation. Each Party to this Agreement will also bear and pay its own costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement and, in particular, that the costs involved in the preparation of this Agreement, and all documentation necessarily incidental thereto, by Devlin Jensen, Barristers and Solicitors, and the law office of Reed & Reed, PC shall be at the cost of the Companies.

9.9 APPLICABLE LAW. The situs of this Agreement is Vancouver, British Columbia, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with, the laws and Courts prevailing in the Province of British Columbia.

9.10 SEVERABIIITY AND CONSTRUCTION. Each Article, section, paragraph, term and provision of this Agreement, and any portion, thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to which any Party hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and effect as of the date upon which the ruling becomes final).

9.11 CAPTIONS. The captions, section numbers and Article numbers appearing in this Agreement are inserted for convenience of reference only and shall in no way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement.

9.12 COUNTERPARTS. This Agreement may be signed by the Parties hereto in as many counterparts as may be necessary, and via facsimile if necessary, each of which so signed being deemed to be an original and such counterparts together constituting one and the same instrument and, notwithstanding the date of execution, being deemed to bear the Effective Date as set forth on the front page of this Agreement.

9.13 NO PARTNERSHIP OR AGENCY. The Parties have not created a partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of the other Parties, nor create any fiduciary relationship between them for any purpose whatsoever.

9.14 CONSENTS AND WAIVERS. No consent or waiver expressed or implied by either Party in respect of any breach or default by the other in the performance by such other of its obligations hereunder shall;


         (a) be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;


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                                      -25-


         (b) be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;

         (c)  constitute a general waiver under this Agreement; or

         (d) eliminate or modify the need for a specific consent or waiver pursuant to this section, in any other or subsequent instance.


         IN  WITNESS   WHEREOF  the  Parties  hereto  have  hereunto  set  their
respective hands and seals as at the Effective Date as hereinabove determined.

The CORPORATE SEAL of
PETROGEN CORP.,
--------------
the Company herein, was hereunto affixed in the presence of:



/s/
---------------------------
Authorized Signatory

The CORPORATE SEAL of
PETROGEN, INC.,
--------------
Petrogen, Inc. herein, was hereunto affixed in the presence of:


/s/
---------------------------
Authorized Signatory

SIGNED, SEALED and DELIVERED by
LEO WILLIAM KERRIGAN,
the Consultant herein, in the presence of:


                                               /s/ LEO WILLIAM KERRIGAN
--------------------------                     -------------------------
Witness Signature                              LEO WILLIAM KERRIGAN

--------------------------
Witness Address

---------------------------
Witness Name and Occupation



                Amended Managment Consulting Services Agreement
                                 Petrogen Corp